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                                                                      EXHIBIT 21

                         SUBSIDIARIES OF UGI CORPORATION

                                                                                                         STATE OF
SUBSIDIARY                                                                      OWNERSHIP              INCORPORATION
----------                                                                      ---------              -------------
AMERIGAS, INC.                                                                      100%                     PA
   FOUR FLAGS DRILLING COMPANY, INC.                                                100%                     PA
   AMERIGAS PROPANE, INC. *                                                         100%                     PA
      AmeriGas Partners, L.P.                                                        (1)                     DE
         AmeriGas Finance Corp.                                                     100%                     DE
         AmeriGas Propane L.P.                                                  98.9899%                     DE
            AmeriGas Eagle Propane, L.P.                                             99%                     DE
               AmeriGas Eagle Parts & Service, Inc.                                 100%                     PA
            AmeriGas Propane Parts & Service, Inc.                                  100%                     PA
            AmeriGas Eagle Propane, Inc.                                            100%                     DE
               AmeriGas Eagle Holdings, Inc. **                                     100%                     DE
                  Active Propane of Wisconsin LLC                                   100%                     DE
         AmeriGas Eagle Finance Corp.                                               100%                     DE
         AP Eagle Finance Corp.                                                     100%                     DE
      AmeriGas Technology Group, Inc.                                               100%                     PA
      Petrolane Incorporated                                                        100%                     PA
ASHTOLA PRODUCTION COMPANY                                                          100%                     PA
   UGI ETHANOL DEVELOPMENT CORPORATION                                              100%                     PA
NEWBURY HOLDING COMPANY                                                             100%                     DE
UGI ENTERPRISES, INC.                                                               100%                     PA
   CFN ENTERPRISES, INC.                                                            100%                     DE
      CF Networks LLC                                                                60%                     DE
   EASTFIELD INTERNATIONAL HOLDINGS, INC.                                           100%                     DE
            Flaga GmbH                                                              100%                   AUSTRIA
               Flaga Energievorsorgung                                              100%                   GERMANY
               Flaga Plyn, spol. s r.o.                                             100%               CZECH REPUBLIC
               Flaga Slovplyn, spol. s r.o.                                         100%                  SLOVAKIA
               Flaga Tech Trade GmbH                                                100%                   AUSTRIA
               Osterreichische Flussiggas-Gesellschaft m.b.H.                        40%                   AUSTRIA
               T.S.G.- Transport - und Speditionsgesellschaft m.b.H.                 50%                   AUSTRIA
               G.T.P. Gas Trans Praha spol. s r.o.                                   60%               CZECH REPUBLIC
               GTE Gastrans-Erfurt-GmbH                                              90%                   GERMANY
   EUROGAS HOLDINGS, INC.                                                           100%                     DE
   HEARTH USA, INC.                                                                 100%                     DE
   MCHUGH SERVICE COMPANY                                                           100%                     PA
   UGI ENERGY SERVICES, INC.                                                        100%                     PA
      Energy Services Funding Corporation                                           100%                     DE
      Hellertown Pipeline Company                                                   100%                     PA
      Homestead Holding Company                                                     100%                     DE
      UGI DEVELOPMENT COMPANY                                                       100%                     PA
         UGID Holding Company                                                       100%                     DE
         UGI Hunlock Development Company                                            100%                     PA
   UGI POWER SUPPLY, INC.                                                           100%                     PA
   UGI INTERNATIONAL ENTERPRISES, INC.                                              100%                     PA
      UGI France, Inc.                                                              100%                     DE
   UGI BLACK SEA ENTERPRISES, INC.                                                  100%                     PA
   UGI INTERNATIONAL (ROMANIA), INC.                                                100%                     PA
   UGI ROMANIA, INC.                                                                100%                     PA
   UGI INTERNATIONAL (CHINA), INC.                                                  100%                     DE
   UGI CHINA, INC.                                                                  100%                     DE
   UGI SOUTHWEST CHINA DEVELOPMENT COMPANY, LLC                                     100%                     DE
   UGI HVAC ENTERPRISES, INC.                                                       100%                     DE
UGI PROPERTIES, INC.                                                                100%                     PA
UGI UTILITIES, INC.                                                                 100%                     PA
UNITED VALLEY INSURANCE COMPANY                                                     100%                     VT

(1) AmeriGas Propane, Inc. and its subsidiary, Petrolane Incorporated, hold a combined 50.7% interest in AmeriGas Partners, L.P.

* Sole General Partner of each of AmeriGas Partners, L.P. and AmeriGas Propane, L.P.

**    Sole General Partner of AmeriGas Eagle Propane, L.P.